Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned have executed this certification in connection with the filing with the Securities and Exchange Commission of the Company’s Quarterly Report on Form 10-Q for the period ending December 31, 2009.  The undersigned hereby certify that to our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Vemics, Inc. (Registrant)

Date: February 22, 2010	By:	/s/ Fred Zolla
Fred Zolla
President and Chief Executive Officer
(Principal Executive Officer)

Date: February 22, 2010	By:	/s/ Craig Stout
Craig Stout
Chief Financial Officer
(Principal Accounting Officer)